                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              November 22, 2002


                             CEDAR INCOME FUND, LTD.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



   Maryland                           0-14510                  42-1241468
--------------------------------------------------------------------------------
(State or other                     (Commission               (IRS Employer
 Jurisdiction of                    File Number)            Identification No.)
 Incorporation)


44 South Bayles Avenue, Port Washington, New York                     11050
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code            (516) 767-6492



________________________________________________________________________________
(Former name or former address, if changed since last report)

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K dated November 22, 2002, as filed with the Securities and Exchange Commission on December 9, 2002, as set forth in the pages attached hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
------        ------------------------------------------------------------------

              Acquisition Property

              Report of Independent Auditors

              Statement of Revenues and Expenses

              Notes to Statements of Revenues and Certain Expenses

              Unaudited Pro Forma Consolidated Financial Statements

                       Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002

                       Pro Forma Condensed Consolidating Statement of Operations for the nine months ended September 30, 2002

                       Pro Forma Condensed Consolidating Statement of Operations for the year ended December 31, 2001

                       Notes to the Pro Forma Financial Statements

              Exhibits.

                       None.

                 STATEMENT OF REVENUE AND CERTAIN EXPENSES WITH
                          INDEPENDENT AUDITOR'S REPORT

                                 CAMP HILL MALL
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                          Independent Auditor's Report
                          ----------------------------


To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.

We have audited the accompanying statement of revenue and certain expenses of Camp Hill Mall for the nine months ended September 30, 2002. This financial statement is the responsibility of the Camp Hill Mall's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and is not intended to be a complete presentation of the Camp Hill Mall's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Camp Hill Mall, as described in Note 2, for the nine months ended September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ Joseph L. Gil
----------------------
Joseph L. Gil, CPA, PC
Port Washington, NY
January 23, 2003

                                 CAMP HILL MALL
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002



REVENUE:

Base rents                                $ 1,996,589
Tenant reimbursements                       1,067,790
Percentage rents                              178,032
Other income                                  155,804
                                          -----------

TOTAL REVENUE                               3,398,215
                                          -----------

CERTAIN EXPENSES:

Real estate taxes                             348,854
General, administrative
  and overhead                                973,865
Utilities                                     625,151
Management fees/
  Leasing commission                          231,231
Insurance                                      65,179

TOTAL CERTAIN EXPENSES                      2,244,288
                                          -----------

REVENUE IN EXCESS OF CERTAIN EXPENSES     $ 1,153,927
                                          ===========

                                 CAMP HILL MALL
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002



1. Background

Presented herein is the statement of revenues and certain expenses related to the operation of a multi-tenant shopping mall ("Mall"), owned and operated by Camp Hill Mall. The Mall is located in Camp Hill, Pennsylvania and has approximately 69 tenants. The Mall has an aggregate net rentable area of approximately 520,000 square feet, of which approximately 470,000 was leased as of September 30, 2002.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

The Mall is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of other leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $142,827 for the year ended December 31, 2001.

                                 CAMP HILL MALL
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002


3. Future Minimum Lease Payments

The Mall leases retail space under various non-cancelable operating leases that expire on the various dates through February 2022. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs, including percentage rents based on tenants' sales volume, when applicable.

A summary of minimum future lease rentals due to the Partnership on non-cancelable operating leases in place as of December 31, 2001, is as follows:

             For the year ended December 31,
             -------------------------------

             2003                      $2,735,786
             2004                       2,288,813
             2005                       2,114,418
             2006                       2,032,328
             2007                       2,015,097
             2008 and thereafter       $8,894,060
                                       ----------


The preceding future minimum rentals do not include charges for reimbursement of operating costs and percentage rents. Percentage rents aggregated $178,032 and operating cost reimbursements aggregated $1,067,790.

4. Significant Tenants

Approximately 40% of the current period's rental income was derived from three
(3) tenants whose leases expire between October 2002 and December 2010.

5. Management Agreement

The Partnership has a management agreement with Jones Lang LaSalle, Bryant Development America, Inc., to manage the Mall. Fees charged represent 3.5% of gross collections, which includes base rent, common area maintenance expenses and reimbursements from tenants for operating costs. Management fees to Jones Lang LaSalle were $150,000.

                 STATEMENT OF REVENUE AND CERTAIN EXPENSES WITH
                          INDEPENDENT AUDITOR'S REPORT

                                 CAMP HILL MALL
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                          Independent Auditor's Report
                          ----------------------------


To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.

We have audited the accompanying statement of revenue and certain expenses of Camp Hill Mall for the year ended December 31, 2001. This financial statement is the responsibility of the Camp Hill Mall's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and is not intended to be a complete presentation of the Camp Hill Mall's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Camp Hill Mall, as described in Note 2, for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Joseph L. Gil
-----------------------
Joseph L. Gil, CPA, PC
Port Washington, NY
January 5, 2003

                                 CAMP HILL MALL
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2001



REVENUE:

Base rents                                $ 3,107,935
Tenant reimbursements                       1,317,472
Percentage rents                              275,738
Other income                                  254,550
                                          -----------

TOTAL REVENUE                               4,955,695
                                          -----------

CERTAIN EXPENSES:

Real estate taxes                             342,339
General, administrative
  and overhead                              1,507,867
Utilities                                     594,542
Management fees/
  Leasing commission                          406,497
Insurance                                      77,458

TOTAL CERTAIN EXPENSES                      2,928,703
                                          -----------

REVENUE IN EXCESS OF CERTAIN EXPENSES     $ 2,026,992
                                          ===========

                                 CAMP HILL MALL
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001



1. Background

Presented herein is the statement of revenues and certain expenses related to the operation of a multi-tenant shopping mall ("Mall"), owned and operated by Camp Hill Mall. The Mall is located in Camp Hill, Pennsylvania and has approximately 69 tenants. The shopping center has an aggregate net rentable area of approximately 520,000 square feet, of which approximately 477,000 was leased as of December 31, 2001.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

The Mall is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of other leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $177,080 for the year ended December 31, 2001.

                                 CAMP HILL MALL
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001


3. Future Minimum Lease Payments

The Mall leases retail space under various non-cancelable operating leases that expire on the various dates through February 2022. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs, including percentage rents based on tenants' sales volume, when applicable.

A summary of minimum future lease rentals due to the Partnership on non-cancelable operating leases in place as of December 31, 2001, is as follows:

                  For the year ended December 31,
                  -------------------------------

                  2003                       $ 3,013,099
                  2004                         2,882,862
                  2005                         2,551,579
                  2006                         2,414,500
                  2007                         2,291,587
                  2008 & thereafter          $12,756,785
                                             -----------

The preceding future minimum rentals do not include charges for reimbursement of operating costs and percentage rents. Percentage rents aggregated $275,738 and operating cost reimbursements aggregated $1,317,472.

4. Significant Tenants

Approximately 40% of the current period's rental income was derived from three
(3) tenants whose leases expire between October 2002 and December 2010.

5. Management Agreement

The Partnership has a management agreement with Jones Lang LaSalle, Bryant Development America, Inc., to manage the Mall. Fees charged represent
3.5% of gross collections, which includes base rent, common area maintenance expenses and reimbursements from tenants for operating costs. Management fees to Jones Lang LaSalle were $246,417.

                             Cedar Income Fund, Ltd.
                   Pro Forma Condensed Combined Balance Sheet
                            As of September 30, 2002

The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had acquired the Camp Hill Mall ("Camp Hill") on September 30, 2002. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the nine months ended September 30, 2002. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company acquired Camp Hill on September 30, 2002, nor does it purport to represent the future financial position of the Company.

                                                            Cedar Income
                                                                Fund             Camp Hill             SWH            Pro Forma
                                                           Historical (1)     Acquisition (2)     Financing (3)  September 30, 2002
                                                           ---------------    ---------------     -------------  ------------------

Assets
Real estate, net                                              $96,509,091        $17,902,847                 -        $114,411,938
Property deposits                                                 684,000           (400,000)                -             284,000
Cash and cash equivalents                                       1,633,915         (3,429,160)        3,274,548           1,479,303
Restricted cash                                                 1,305,081                  -                 -           1,305,081
Rents and other receivables                                       561,241                  -                 -             561,241
Deferred financing costs, net                                   1,452,963            179,950           232,912           1,865,825
Deferred legal & accounting, net                                   38,087                  -                 -              38,087
Prepaid expenses, net                                             865,024             88,585                 -             953,609
Deferred leasing commissions, net                                 684,909                  -                 -             684,909
Deferred rental income                                            296,177                  -                 -             296,177
Taxes held in escrow                                              581,822                  -                 -             581,822
                                                           --------------     --------------      ------------   -----------------
Total Assets                                                 $104,612,310        $14,342,222        $3,507,460        $122,461,992
                                                           ==============     ==============      ============   =================

Liabilities and Shareholders' Equity
Mortgage loans payable                                        $79,459,112        $14,000,000        $5,050,233         $98,509,345
Loans payable                                                   1,387,142                  -                 -           1,387,142
Accounts payable and accrued expenses                           2,419,433            342,222        (1,262,877)          1,498,778
                                                           --------------     --------------      ------------   -----------------
Total Liabilities                                              83,265,687         14,342,222         3,787,356         101,395,265
                                                           --------------     --------------      ------------   -----------------

Minority interests                                              9,550,201                  -                 -           9,550,201
Limited partner's interest in consolidated Operating
Partnership                                                     8,359,311                  -          (199,034)          8,160,277
Shareholders' Equity
Common stock                                                        6,944                  -                 -               6,944
Additional paid in capital                                      3,430,167                  -           (80,862)          3,349,305
                                                           --------------     --------------      ------------   -----------------
Total Shareholders' Equity                                      3,437,111                  -           (80,862)          3,356,249
                                                           --------------     --------------      ------------   -----------------
Total Liabilities and Shareholders' Equity                   $104,612,310        $14,342,222        $3,507,460        $122,461,992
                                                           ==============     ==============      ============   =================
Total Shareholders' Equity in the Company and limited
partner's (equity) interest in Operating Partnership and
minority interests                                            $21,346,623                  -         ($279,896)        $21,066,727
                                                           ==============     ==============      ============   =================


            See Accompanying Notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.
              Pro Forma Condensed Combined Statement of Operations
                  For the nine months ended September 30, 2002

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had acquired the Camp Hill Mall ("Camp Hill") as of January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the nine months ended September 30, 2002. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company acquired Camp Hill as of January 1, 2002, nor does it purport to represent the future financial position of the Company.


                                                                                                                       Pro Forma
                                                  Cedar Income                                                         Nine Months
                                                   Fund, Ltd.       Completed         Camp Hill        Pro Forma     Ended September
                                                   Historical    Transactions (5)  Acquisition (6)  Adjustments (7)     30, 2002
                                                 --------------- ----------------  ---------------  ---------------  ---------------
Revenues
Base rent                                            $6,674,517       $1,550,709       $1,853,762                -      $10,078,988
Tenant escalations                                    2,086,685          391,238        1,067,790                -        3,545,713
Other                                                     7,673            2,063          333,836                -          343,572
Interest                                                 11,507                -                -                -           11,507
                                                 --------------  ---------------   --------------   --------------   --------------
Total Revenues                                        8,780,382        1,944,010        3,255,388                -       13,979,780
                                                 --------------  ---------------   --------------   --------------   --------------
Expenses
Operating expenses
Real estate taxes                                     1,038,909          135,949          348,854                -        1,523,712
Property expense                                      2,022,168           73,909        1,895,426                -        3,991,503
Administrative                                          988,782          174,914                -           15,000        1,178,696
                                                 --------------  ---------------   --------------   --------------   --------------
Total operating expenses                              4,049,859          384,772        2,244,280           15,000        6,693,911
                                                 --------------  ---------------   --------------   --------------   --------------

Interest                                              3,561,580        1,041,010                -          878,951        5,481,541
Depreciation and amortization                         1,719,787          125,138                -          463,950        2,308,875
                                                 --------------  ---------------   --------------   --------------   --------------
Total Expenses                                        9,331,226        1,550,920        2,244,280        1,357,901       14,484,327
                                                 --------------  ---------------   --------------   --------------   --------------
Net (loss) before minority interests and limited
partner's interest in Operating Partnership            (550,844)         393,090        1,011,108       (1,357,901)        (504,547)

Minority interests                                      (21,397)         (43,846)               -                -          (65,243)
Limited partner's interest in loss and (gain)
loss on sale                                            441,417          148,199                -          245,111          834,727
Loss on sale                                            (48,511)               -                -                -          (48,511)
                                                 --------------  ---------------   --------------   --------------   --------------
Net (loss) gain before extraordinary item              (179,335)         497,443        1,011,108       (1,112,790)         216,426
                                                                 ---------------   --------------
Early extinguishment of debt (net of limited
partner's share of $346,110)                           (140,616)               -                -                -         (140,616)
                                                 --------------  ---------------   --------------   --------------   --------------
Net (loss) income                                     ($319,951)        $497,443       $1,011,108      ($1,112,790)         $75,810
                                                 ==============  ===============   ==============   ===============  ==============

Basic and diluted net (loss) earnings per share          ($0.26)                                                              $0.31
Extraordinary (loss) per share                            (0.20)                                                              (0.20)
                                                 --------------                                                      --------------
Net (loss) earnings per share                            ($0.46)                                                              $0.11
                                                 ==============                                                      ==============
Average number of shares outstanding                    693,175                                                             693,175
                                                 ==============                                                      ==============

             See Accompanying Notes to Pro Forma Financial Statement

                             Cedar Income Fund, Ltd.
              Pro Forma Condensed Combined Statement of Operations
                      For the year ended December 31, 2001

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had acquired the Camp Hill Mall ("Camp Hill") as of January 1, 2001, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the twelve months ended December 31, 2001. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company acquired Camp Hill as of January 1, 2001, nor does it purport to represent the future financial position of the Company.

                                                             Cedar Income                                             Pro Forma
                                                              Fund, Ltd.         Camp Hill        Pro Forma      Twelve Months Ended
                                                            prev. filed (8)   Acquisition (9)  Adjustments (10)    December 31, 2001
                                                            ---------------   ---------------  ----------------  -------------------
Revenues
Base rent                                                       $7,498,297        $3,107,935                 -        $10,606,232
Tenant escalations                                               1,622,564         1,317,472                 -          2,940,036
Other                                                                    -           530,288                 -            530,288
Interest                                                           298,056                 -                 -            298,056
                                                            --------------   ---------------   ---------------   ----------------
Total Revenues                                                   9,418,917         4,955,695                 -         14,374,612
                                                            --------------   ---------------   ---------------   ----------------

Expenses
Operating expenses
Real estate taxes                                                  780,265           342,339                 -          1,122,604
Property expense                                                 1,339,708         2,586,364                 -          3,926,072
Administrative                                                   1,227,001                 -            15,000          1,242,001
                                                            --------------   ---------------   ---------------   ----------------
Total operating expenses                                         3,346,974         2,928,703            15,000          6,290,677
                                                            --------------   ---------------   ---------------   ----------------

Interest                                                         4,920,526                 -         1,097,371          6,017,897
Depreciation and amortization                                    1,588,962                 -           619,050          2,013,678
                                                            --------------   ---------------   ---------------   ----------------
Total Expenses                                                   9,856,462         2,928,703         1,731,421         14,516,586
                                                            --------------   ---------------   ---------------   ----------------
Net (loss) income before minority interests and limited
partner's interest in Operating Partnership                       (437,545)        2,026,992        (1,731,421)          (141,974)

Minority interests                                                (170,864)                -                 -           (170,864)
Limited partner's interest                                        (547,231)                -          (210,181)          (757,412)
Gain on sale                                                     1,638,416                 -                 -          1,638,416
Loss on sale                                                      (295,610)                -                 -           (295,610)
                                                            --------------   ---------------   ---------------   ----------------
Net income (loss) before cumulative effect adjustment
and extraordinary item                                             187,166         2,026,992        (1,941,602)           275,556
Cumulative effect of change in accounting principles
(net of limited partners' share of ($14,723))                       (6,014)                -                 -             (6,014)
Early extinguishment of debt (net of limited partner's
share of $187,834)                                                 (76,312)                -                 -            (76,312)
                                                            --------------   ---------------   ---------------   ----------------
Net income (loss)                                                 $104,840        $2,026,992       ($1,941,602)          $190,230
                                                            ==============   ===============   ===============   ================
Basic and diluted net earnings per share                             $0.15                                                  $0.27
                                                            --------------                                       ----------------
Average number of shares outstanding                               692,111                                                692,111
                                                            ==============                                       ================






             See Accompanying Notes to Pro Forma Financial Statement

                             Cedar Income Fund, Ltd.
                     Notes to Pro Forma Financial Statements


Pro Forma Condensed Combined Balance Sheet
------------------------------------------

1. Reflects the Company's historical balance sheet as of September 30, 2002, as previously filed in Form 10-Q dated November 14, 2002.
2. Reflects the acquisition of Camp Hill for approximately $18.1 million. Cedar intends to account for the acquisition in accordance with SFAS 141 and 142. We are currently in the process of analyzing the fair value of our in-place leases; and, consequently, no value has yet been assigned to the leases. Therefore, the purchase price allocation is preliminary and subject to change.
3. Reflects the financing arrangements with SWH Funding Corp.

Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2002
------------------------------------------------------------------------------

4. Reflects the historical operations of the Company for the nine months ended September 30, 2002.
5. Reflects the income statement effect for the nine months ended September 30, 2002 of the sale of Southpoint, the acquisition of Loyal Plaza and Red Lion, and the refinancing of The Point Shopping Center, for that part of the period ending September 30, 2002, before the related acquisition, disposition or refinancing by the Company.
6. Reflects the operations of Camp Hill for the nine months ended September 30, 2002.
7. Reflects the interest expense, depreciation and amortization and administrative expenses associated with Camp Hill, and the financing arrangements with SWH Funding Corp., for the nine months ended September 30, 2002.

Pro Forma Condensed Combined Statement of Operations for the year ended
December 31, 2001
--------------------------------------------------------------------------------

8. Reflects the operations of the Company for the year ended December 31, 2001, as previously filed as part of the 8-K/A dated September 16, 2002.
9. Reflects the operations of Camp Hill for the year ended December 31, 2001.
10. Reflects the interest expense, depreciation, amortization and administrative expenses associated with the acquisition of Camp Hill, for the year ended December 31, 2001.

                             Cedar Income Fund Ltd.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         Cedar Income Fund, LTD.



                                                         By: /s/ Leo S. Ullman
                                                             -----------------
                                                             Leo S. Ullman
                                                             Chairman

Dated: February 5, 2003

                                  CERTIFICATION
                                  -------------

I, Leo S. Ullman, Chief Executive Officer of the Cedar Income Fund, Ltd. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The interim Pro Forma report on Form 8-K/A of the Company dated February 5, 2003, fully complies with the requirements of Section
         13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Form 8-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


IN WITNESS WHEREOF, I have executed this Certification this 5th day of February 2003.



                                    ____________________________________________
                                    Leo S. Ullman, Chief Executive Officer

I, Thomas J. O'Keeffe, Chief Financial Officer of the Cedar Income Fund, Ltd. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

3. The interim Pro Forma report on Form 8-K/A of the Company dated February 5, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
4. The information contained in such Form 8-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


IN WITNESS WHEREOF, I have executed this Certification this 5th day of February 2003.



                                    ____________________________________________
                                    Thomas J. O'Keeffe, Chief Financial Officer